                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

             TO ACCOMPANY CERTIFICATE(S) OF CLASS A COMMON STOCK OR
                            CLASS B COMMON STOCK OF

                          INDSPEC HOLDING CORPORATION

                    TENDERED PURSUANT TO THE EXCHANGE OFFERS
               DESCRIBED IN THE PROSPECTUS DATED MARCH    , 1996
                      OF OCCIDENTAL PETROLEUM CORPORATION

THE EXCHANGE OFFERS AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW
YORK CITY TIME, ON APRIL   , 1996, UNLESS EXTENDED (THE "EXPIRATION DATE").
SHARES WHICH ARE TENDERED PURSUANT TO THE EXCHANGE OFFERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION OF THE EXCHANGE OFFERS.

To: Occidental Petroleum Corporation
     10889 Wilshire Boulevard
     Los Angeles, California 90024
     Attention:
     Telephone: (310)
     Facsimile: (310)

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     The undersigned acknowledges that he has received and reviewed the
Prospectus, dated March   , 1996 (the "Prospectus"), of Occidental Petroleum
Corporation, a Delaware corporation ("Occidental"), and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute (i) Occidental's offer to exchange shares of Common Stock, par value $.20 per share ("Occidental Common Stock"), of Occidental for up to 8,504 shares of Class A Common Stock, par value $.01 per share ("Class A Common Stock"), of INDSPEC Holding Corporation, a Delaware corporation ("INDSPEC") (the "Class A Exchange Offer"), and (ii) Occidental's offer to exchange shares of Occidental Common Stock for each outstanding share of Class B Common Stock, par value $.01 per share ("Class B Common Stock," and together with Class A Common Stock, the "INDSPEC Common Stock"), of INDSPEC (the "Class B Exchange Offer," and together with the Class A Exchange Offer, the "Exchange Offers").

     The Exchange Offers will expire at 12:00 midnight, New York City time on
April   , 1996, unless extended. In the event of any extension of the Exchange
Offers, the term "Expiration Date" shall mean the date on which the Exchange Offers, as so extended, shall expire. Occidental will make a public announcement of extension prior to 9:00 A.M., New York City time, on the next business day after the previously scheduled Expiration Date. Promptly following the expiration of the Exchange Offers, but subject to certain conditions, Occidental will effect the exchange of shares of Occidental Common Stock for shares of Class A Common Stock and Class B Common Stock properly tendered and not withdrawn pursuant to the Exchange Offers (the "Closing").

     The number of shares of Occidental Common Stock to be delivered in exchange for each share of Class A Common Stock and Class B Common Stock accepted in the Exchange Offers will be equal to (i) the quotient obtained by dividing $131 million by the total number of shares of Class A Common Stock and Class B Common Stock outstanding or subject to issuance upon the exercise of outstanding warrants and options, determined as of the date (the "Closing Date") of the Closing, divided by (ii) the average of the last reported sales prices of Occidental Common Stock on the New York Stock Exchange on each of the twenty consecutive trading days ending on the fifth trading day prior to the Closing Date (the "Occidental Common Stock Value"). Cash will be paid by Occidental in lieu of issuing any fractional shares of Occidental Common Stock. If the Occidental Common Stock Value is less than $15, Occidental will not be required to consummate the Exchange Offers unless INDSPEC elects to proceed based on a deemed Occidental Common Stock Value of $15. If INDSPEC elects to proceed with the Exchange Offers based on a deemed Occidental Common Stock Value of $15, the Exchange Offers will be extended for at least ten business days from the date that notice to such effect is first published or sent or given to INDSPEC stockholders. INDSPEC stockholders who have tendered shares of INDSPEC Common Stock pursuant to the Exchange Offers will be entitled to withdraw such shares at any time prior to the Expiration Date, as so extended.

     The undersigned has completed the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offers. The undersigned understands that shares of Class A Common Stock issuable upon the exercise of vested options to purchase Class A Common Stock ("Options") may be tendered in the Class A Exchange Offer pursuant to the procedures for guaranteed delivery set forth in the Prospectus, the instructions hereto and the Notice of Guaranteed Delivery.

     Upon the terms and subject to the conditions of the Exchange Offers, the undersigned hereby tenders to Occidental the shares (the "INDSPEC Shares") of INDSPEC Common Stock represented by the certificate(s) described below or issuable upon the exercise of Options pursuant to the Notice of Guaranteed Delivery described below. Subject to, and effective upon, the acceptance for exchange of the INDSPEC Shares tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, Occidental, all right, title and interest in and to the INDSPEC Shares. The undersigned hereby irrevocably constitutes and appoints Occidental as the true and lawful agent and attorney-in-fact of the undersigned with respect to the INDSPEC Shares with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest) to: (a) present certificate(s) representing the INDSPEC Shares for transfer on the books of INDSPEC; and (b) receive all benefits and otherwise exercise all rights of beneficial ownership of the INDSPEC Shares, all in accordance with the terms of the Exchange Offers.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the INDSPEC Shares tendered hereby and that Occidental will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted for exchange by Occidental. The undersigned will, upon request, execute and deliver any additional documents deemed by Occidental to be necessary or desirable to complete the sale, assignment and transfer of the INDSPEC Shares tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in the Prospectus and the Instructions contained in this Letter of Transmittal.

     The undersigned understands that if more than 8,504 shares of Class A Common Stock are validly tendered and not withdrawn in the Class A Exchange Offer, the shares of Class A Common Stock so tendered and not withdrawn will be accepted for exchange on a pro rata basis, based on the number of shares validly tendered by each stockholder.

     Please send, in the name of the undersigned to the address shown below the signature of the undersigned, (i) certificate(s) representing shares of Occidental Common Stock to which the undersigned is entitled, (ii) if applicable, in lieu of a fractional share of Occidental Common Stock, a check in the amount of such fraction multiplied by the Occidental Common Stock Value, and
(iii) if applicable, certificate(s) representing any shares of INDSPEC Common Stock not tendered by the undersigned or any shares of INDSPEC Common Stock not accepted for exchange by Occidental.

     THE UNDERSIGNED, BY COMPLETING THE BOX BELOW AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE SHARES OF INDSPEC COMMON STOCK REPRESENTED BY THE CERTIFICATE(S) DESCRIBED BELOW OR ISSUABLE UPON THE EXERCISE OF OPTIONS PURSUANT TO THE NOTICE OF GUARANTEED DELIVERY DESCRIBED BELOW.

                                PLEASE SIGN HERE

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
             (See Instructions 1 and 3 and the following paragraph)

       x
       -------------------------------------------------------------
       -------------------------------

       x
       -------------------------------------------------------------
       -------------------------------
                   Signature(s) of Owner(s)
                                                                    Date

                            Area Code and Tel. No.:
                                  ------------

     Must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for shares of INDSPEC Common Stock or on a security position listing or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith (including a Notice of Guaranteed Delivery). If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

             Name(s):
             -------------------------------------------------------------------

                        --------------------------------------------------------
                                         (Please Type or Print)

             Capacity:
             -------------------------------------------------------------------

             Address:
             -------------------------------------------------------------------

                        --------------------------------------------------------
                                           (Include Zip Code)

                              SIGNATURE GUARANTEE
                         (If required by Instruction 3)

     Signature(s) Guaranteed by an Eligible Institution (if required by Instruction 3):

                    ------------------------------------------------------------

                    By:
                    ------------------------------------------------------------

                    Name:

                    Title:

                    Dated:
                    ------------------------------------------------------------

IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE HEREOF (TOGETHER WITH THE CERTIFICATE(S) FOR INDSPEC COMMON STOCK OR A NOTICE OF GUARANTEED DELIVERY AND ALL OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY OCCIDENTAL PRIOR TO 12:00 MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL
                    CAREFULLY BEFORE CHECKING ANY BOX BELOW

     This Letter of Transmittal is to be used if certificate(s) for shares of INDSPEC Common Stock are to be forwarded herewith or, in the case of shares issuable upon the exercise of Options, if the guaranteed delivery procedures are to be utilized. The Instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Prospectus and this Letter of Transmittal may be directed to Occidental at the address indicated above.

     List below the certificate(s) representing the shares of INDSPEC Common Stock to which this Letter of Transmittal relates. If the space provided below is inadequate, the certificate numbers and number of shares of INDSPEC Common Stock should be listed on a separate signed schedule affixed hereto.

------------------------------------------------------------------------------------------------------------------------------
                                                  DESCRIPTION OF TENDERED SHARES
------------------------------------------------------------------------------------------------------------------------------
                     (1)                            (2)             (3)             (4)              (5)               (6)
------------------------------------------------------------------------------------------------------------------------------
                                                                  CLASS OF                        NUMBER OF
                                                                  INDSPEC                           SHARES
                                                CERTIFICATE        COMMON       PRIORITY OF     REPRESENTED BY      NUMBER OF
 NAME(S) AND ADDRESS(ES) OF                      NUMBER(S)         STOCK         ACCEPTANCE   CERTIFICATE(S) OR       SHARES
REGISTERED HOLDER(S)                             OR OPTION*       (A OR B)      (OPTIONAL)**      OPTION(S)        TENDERED***
------------------------------------------------------------------------------------------------------------------------------

                                                                                -----------------------------------------------
                                                                              Total
------------------------------------------------------------------------------------------------------------------------------

    * If certificates for shares of INDSPEC Common Stock are to be forwarded herewith, indicate the certificate number(s). If shares of INDSPEC
      Common Stock issuable upon the exercise of Options are being tendered pursuant to the guaranteed delivery procedures, indicate by printing
      "Option."

   ** If more than 8,504 shares of Class A Common Stock are validly tendered and not withdrawn in the Class A Exchange Offer, the shares of Class A
      Common Stock so tendered and not withdrawn will be accepted on a pro rata basis. In the event of proration, tendering stockholders may indicate the priority with respect to which they would like their tendered shares to be accepted by Occidental by printing "First,"
      "Second," etc.

  *** Unless otherwise indicated in this column, a holder will be deemed to have tendered all shares of INDSPEC Common Stock represented by the certificate(s) or Option(s) indicated in column (5). See Instruction 2.

--------------------------------------------------------------------------------

/ / CHECK HERE IF THE CERTIFICATE(S) REPRESENTING TENDERED SHARES OF INDSPEC COMMON STOCK ARE ENCLOSED HEREWITH.

/ / CHECK HERE IF TENDERED SHARES OF INDSPEC COMMON STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING
      (See Instruction 1):

      Name of Registered Owner(s):

     ---------------------------------------------------------------------------

      Date of Execution of Notice of Guaranteed Delivery:
      ---------------------------------------------------

                 TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                              (See Instruction 4)

                 PAYOR'S NAME: OCCIDENTAL PETROLEUM CORPORATION
--------------------------------------------------------------------------------
 SUBSTITUTE
 FORM W-9
 Department of the
 Treasury, Internal
 Revenue Service Payor's
 Request for Taxpayer
 Identification Number
 (TIN) and Certification
--------------------------------------------------------------------------------

 CERTIFICATION -- UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), (2) I am not subject to backup withholding either because (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or
 (c) the Internal Revenue Service has notified me that I am no longer subject to backup withholding, and (3) any other information provided on this form is true and correct.

 THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.
 Signature:                                Date:
--------------------------------------------------------------------------------

 You must cross out item (2) above if you have been notified by the Internal Revenue Service that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return and you have not been notified by the Internal Revenue Service that you are no longer subject to backup withholding.
--------------------------------------------------------------------------------

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR" IN PART I OF THE SUBSTITUTE FORM W-9.
--------------------------------------------------------------------------------
                        CERTIFICATE OF AWAITING TAXPAYER
                             IDENTIFICATION NUMBER

 I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration office or
 (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, I may be subject to backup withholding in an amount equal to 31% of the gross proceeds resulting from the Exchange Offers until I provide a number.
 Signature:                                Date:
--------------------------------------------------------------------------------
                         Part 1 -- PLEASE PROVIDE
                         YOUR TIN IN THE BOX AT
                         RIGHT AND CERTIFY BY SIGNING
                         AND DATING BELOW
-------------------------------------------------------------------------------
                         TIN:
                         Social Security Number or
                         Employer Identification Number

--------------------------------------------------------------------------------
                         Part 2 -- FOR PAYEES EXEMPT FROM BACKUP WITHHOLDING,
                                   PLEASE WRITE "EXEMPT" HERE (SEE
                                   INSTRUCTIONS)

--------------------------------------------------------------------------------

                                  INSTRUCTIONS

                         FORMING PART OF THE TERMS AND
                       CONDITIONS OF THE EXCHANGE OFFERS

1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND INDSPEC CERTIFICATE(S); GUARANTEED DELIVERY PROCEDURES.

     This Letter of Transmittal is to be used if certificate(s) for INDSPEC Common Stock are to be forwarded herewith or, in the case of shares issuable upon the exercise of Options, if tenders are to be made pursuant to the procedures for guaranteed delivery set forth below and in the Prospectus under the caption "The Exchange Offers -- Guaranteed Delivery Procedure." The certificate(s) representing shares of INDSPEC Common Stock, as well as a properly completed and duly executed copy of this Letter of Transmittal or a facsimile hereof, and any other documents required by this Letter of Transmittal, must be received by Occidental at its address set forth herein or confirmed to Occidental prior to 12:00 midnight, New York City time, on the Expiration Date. The method of delivery of this Letter of Transmittal, the shares of INDSPEC Common Stock and any other required documents is at the election and risk of the stockholder, but, except as otherwise provided below, the delivery will be deemed made only when actually received or confirmed by Occidental. If certificate(s) for shares of INDSPEC Common Stock are sent by mail, it is suggested that the mailing be made by registered mail, return receipt requested, properly insured and sufficiently in advance of the Expiration Date to permit delivery to Occidental prior to 12:00 midnight, New York City time, on the Expiration Date.

     Persons tendering shares of Class A Common Stock by the conditional exercise of vested options (each, an "Option") to purchase such shares may tender their shares of Class A Common Stock pursuant to the guaranteed delivery procedure set forth in the Prospectus. Pursuant to such procedure, prior to 12:00 midnight, New York City time, on the Expiration Date, Occidental must have received (i) a properly completed Notice of Guaranteed Delivery duly executed by INDSPEC that (a) sets forth the name and address of the tendering party, (b) sets forth the number of shares of Class A Common Stock tendered pursuant thereto, (c) indicates that (x) the tendering party is entitled to receive shares of Class A Common Stock upon exercise of a vested Option, and (y) INDSPEC has received a properly completed and duly executed Notice of Conditional Exercise exercising such Option, subject only to the condition that Occidental accept the shares issuable thereunder in the Exchange Offers, and directing INDSPEC to deliver such shares directly to Occidental upon notice of acceptance thereof from Occidental, and (d) guarantees that the certificate(s) representing the shares of Class A Common Stock will be deposited by INDSPEC with Occidental at the Closing; and (ii) a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) and any required signature guarantees, as well as all other documents required by this Letter of Transmittal.

     See "The Exchange Offers" section of the Prospectus.

2. PARTIAL TENDERS AND WITHDRAWALS.

     If fewer than all the shares of INDSPEC Common Stock evidenced by any submitted certificate(s), or issuable upon the exercise of Options, are to be tendered, the tendering INDSPEC stockholder should fill in the number of shares to be tendered under column (6) in the box entitled "Description of Tendered Shares." In the case of share certificates representing shares not tendered or not exchanged, a reissued certificate representing any such shares of INDSPEC Common Stock not exchanged will be sent to such stockholder as soon as practicable after the Expiration Date. The entire number of shares of INDSPEC Common Stock delivered to Occidental, or issuable upon the exercise of Options identified in column (2) for which a Notice of Guaranteed Delivery is delivered to Occidental, will be deemed to have been tendered unless otherwise indicated.

     Shares tendered pursuant to the Exchange Offers may be withdrawn at any time prior to the Expiration Date and, unless theretofore accepted for exchange by Occidental pursuant to the Exchange Offers, may also be withdrawn at any time after the expiration of 60 days from the commencement of the Exchange Offers
(May   , 1996). To be effective, a written, telegraphic or facsimile transmission notice of withdrawal must be timely received by Occidental at its address set forth above and must specify the name of the person who tendered the shares of INDSPEC Common Stock to be withdrawn precisely as it appears on this Letter of Transmittal. The Notice of Withdrawal must be (a) signed by the holder in the same manner as the original signatures in this Letter of Transmittal or
(b) accompanied by evidence satisfactory to Occidental that the holder withdrawing such tender has succeeded to beneficial ownership of such shares of INDSPEC Common Stock.

     If the shares of INDSPEC Common Stock to be withdrawn have been delivered to Occidental, a signed notice of withdrawal must be submitted prior to the release of such shares of INDSPEC Common Stock. In addition, such notice must specify, in the case of shares of INDSPEC Common Stock tendered by delivery of certificates, the name of the registered holder (if different from that of the tendering stockholder) and the serial numbers shown on the particular certificates evidencing the shares of INDSPEC Common Stock to be withdrawn. Withdrawals may not be rescinded, and shares of INDSPEC Common Stock withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offers. However, at any time prior to the Expiration Date, withdrawn shares of INDSPEC Common Stock may be tendered by again following one of the procedures described above.

     All questions as to the form and validity (including time of receipt) of any notice of withdrawal will be determined by Occidental, in its sole discretion, which determination shall be final and binding. Neither Occidental nor any other person will be under any duty to give notification of any defect or irregularity in any notice of withdrawal and neither Occidental nor any other person shall incur any liability for failure to give any such notification.

3. SIGNATURES ON THIS LETTER OF TRANSMITTAL, STOCK POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

     If this Letter of Transmittal is signed by the registered holder of the shares of INDSPEC Common Stock tendered hereby, the signature must correspond exactly with the name as written on the face of the certificate(s) without any change whatsoever. If any tendered shares of INDSPEC Common Stock are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any tendered shares of INDSPEC Common Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder or holders of the shares of INDSPEC Common Stock or Options specified herein and tendered hereby, no endorsements of certificate(s) or separate stock powers are required. If this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s).

     If this Letter of Transmittal or a Notice of Guaranteed Delivery or any certificate(s) or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Occidental, proper evidence satisfactory to Occidental of their authority to so act must be submitted.

     Endorsements on certificate(s) for shares of INDSPEC Common Stock or signatures on stock powers required by this Instruction 3 must be guaranteed by an Eligible Institution. An "Eligible Institution" means a firm or other entity identified in Rule 17Ad-15 under the Exchange Act including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities dealer, municipal securities broker, government securities dealer or government securities broker; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) savings institution that is a participant in a Securities Transfer Association recognized program. A verification by a notary public alone is not acceptable.

     Signatures on this Letter of Transmittal must be guaranteed unless the shares of INDSPEC Common Stock tendered pursuant hereto are tendered by a registered holder. In the event that signatures on this Letter of Transmittal are required to be guaranteed, such guarantee must be by an Eligible Institution.

4. TAX IDENTIFICATION NUMBER.

     Federal income tax law requires that a stockholder whose tendered shares of INDSPEC Common Stock are accepted for exchange must provide Occidental (as payor) with his or her correct Taxpayer Identification Number ("TIN"), which, in the case of a tendering stockholder who is an individual, is his or her social security number. If Occidental is not provided with the correct TIN or an adequate basis for exemption, such stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, backup withholding at the rate of 31% may be imposed upon the gross proceeds received pursuant to the Exchange Offers. If withholding results in an over-payment of taxes, a refund may be obtained.

     Exempt stockholders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt stockholder must enter his or her correct TIN in part 1 of the substitute Form W-9, write "Exempt" in part 2 of such form, and date and sign such form. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions. In order to satisfy Occidental that a foreign individual qualifies as an exempt recipient, such stockholder must submit a completed Form W-8, "Certificate of Foreign Status," signed under penalty of perjury attesting to such exempt status. Such form may be obtained from Occidental.

     To prevent backup withholding, each tendering INDSPEC stockholder must provide his or her correct TIN by completing the "Substitute Form W-9" set forth herein, certifying that the TIN provided is correct (or that such stockholder is awaiting a TIN) and that (i) the stockholder is exempt from backup withholding,
(ii) the stockholder has not been notified by the IRS that he or she is subject to backup withholding as a result of a failure to report all interest or dividends or (iii) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to backup withholding. If the certificates(s) representing shares of INDSPEC Common Stock are in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report. If you do not have a TIN, consult the W-9 Guidelines for instructions on applying for a TIN, and write "applied for" in lieu of your TIN in Part 1 of the Substitute Form W-9. If you do not provide your TIN to Occidental within 60 days, backup withholding will begin and continue until you furnish your TIN to Occidental. Please note that writing "applied for" on the form means that the stockholder has already applied for a TIN or that such stockholder intends to apply for one in the near future.

5. TRANSFER TAXES.

     Occidental will pay all transfer taxes, if any, applicable to the transfer and sale of shares of INDSPEC Common Stock to it or its order pursuant to the Exchange Offers. If, however, a transfer tax is imposed for any reason other than the transfer and sale of shares of INDSPEC Common Stock to Occidental or its order pursuant to the Exchange Offers, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering stockholder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering stockholder.

     Except as provided in this Instruction 5, it will not be necessary for transfer tax stamps to be affixed to the certificate(s) specified in this Letter of Transmittal.

6. WAIVER OF CONDITIONS.

     Occidental reserves the absolute right to waive satisfaction of any conditions enumerated in the Prospectus.

7. NO CONDITIONAL OFFERS; VALIDITY OF TENDERS.

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering INDSPEC stockholders, by execution of this Letter of Transmittal (or a facsimile hereof), waive any right to receive notice of the acceptance of their shares of INDSPEC Common Stock for exchange.

     All questions as to the validity, form, eligibility (including time of receipt), and acceptance of tendered shares of INDSPEC Common Stock will be resolved by Occidental, whose determination will be final and binding. Occidental reserves the absolute right to reject any or all tenders that are not in proper form or the acceptance of which would, in the opinion of counsel for Occidental, be unlawful. Occidental also reserves the right to waive any irregularities or conditions of tender as to particular shares of INDSPEC Common Stock. Occidental's interpretation of the terms and conditions of the Exchange Offers (including the instructions in this Letter of Transmittal) will be final and binding. Neither Occidental nor any other person is obligated to give notice of defects or irregularities in any tender, nor shall any of them incur any liability for failure to give any such notice.

8. MUTILATED, LOST, STOLEN OR DESTROYED INDSPEC COMMON STOCK CERTIFICATE(S).

     Any stockholder whose certificate(s) representing shares of INDSPEC Common Stock have been mutilated, lost, stolen or destroyed should contact Occidental at the address indicated above for further instructions.

9. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     All questions relating to the Exchange Offers, as well as requests for assistance or additional copies of the Prospectus or this Letter of Transmittal may be directed to Occidental at the address and telephone number set forth above.